UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HERON THERAPEUTICS, INC.

Notice of Special Meeting of Stockholders to Be Held on October 13, 2025

To the Stockholders of Heron Therapeutics, Inc.:

The Special Meeting of Stockholders of Heron Therapeutics, Inc., a Delaware corporation (“Heron,” “Company,” “we,” “us” and “our”), will be held on October 13, 2025 at 9:00 a.m. Eastern Time exclusively via the Internet at www.virtualshareholdermeeting.com/HRTX2025SM, or at any adjournments or postponements thereof (the “Special Meeting”), for the following purposes, as more fully described in the accompanying Proxy Statement:

1.
To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) in connection with the conversion of convertible senior unsecured promissory notes due 2031 held by several non-affiliated purchasers, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance; and

2.
To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s Common Stock in connection with the conversion of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Convertible Preferred Stock”) held by several non-affiliated holders, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance.

Stockholders will be able to attend the Special Meeting and vote electronically and submit questions during the Special Meeting, all by visiting www.virtualshareholdermeeting.com/HRTX2025SM. To participate in the Special Meeting, stockholders of record will need the 16-digit control number included on their proxy card. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote electronically during the Special Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their broker, bank, or other agent (preferably at least five days before the Special Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Special Meeting. The Special Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Special Meeting webcast prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

Only stockholders of record at the close of business on September 11, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ira Duarte

Cary, North Carolina

September 19, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 13, 2025:

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Special Meeting. Instructions on how to participate in the Special Meeting and demonstrate proof of stock ownership are included in the accompanying Proxy Statement and posted at www.virtualshareholdermeeting.com/HRTX2025SM. The webcast of the Special Meeting will be archived for one year after the date of the Special Meeting at www.virtualshareholdermeeting.com/HRTX2025SM. You will not be able to attend the Special Meeting in person. Whether or not you expect to virtually attend the Special Meeting, you are urged to cast your vote as soon as possible. You may vote your shares via the Internet or via a toll-free telephone number by following the instructions on the proxy card or the voting instruction card you received, as applicable. In addition, you can also vote by mail by following the instructions on the proxy card or the voting instruction card.

Submitting a proxy or voting instruction card will not prevent you from attending the Special Meeting and voting electronically, if you so desire. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Special Meeting, you may also submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

HERON THERAPEUTICS, INC.

100 Regency Forest Drive, Suite 300

Cary, NC 27518

(858) 251-4400

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS QUESTIONS AND ANSWERS

Why have these proxy materials been made available to me?

The enclosed proxy is being solicited on behalf of our Board of Directors (“Board”) for use at the Special Meeting. The proxy materials, including the Annual Report on Form 10-K for the year ended December 31, 2024, will be made available online at http://www.proxyvote.com and mailed to stockholders on or about September 19, 2025. We encourage stockholders to vote well before the Special Meeting, even if they plan to attend the Special Meeting (as specified below and in the proxy card you received) or by using the toll-free telephone number provided below or in the proxy card, as applicable. In addition, if you received copies of the proxy materials by mail, you can vote by mail by following the instructions on the proxy card. Stockholders who hold our shares in “street name” should refer to the voting instructions form provided by their broker, bank or other agent for details on how to provide voting instructions to each person. For additional details, see “How can I vote at the Special Meeting?” below.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. At the close of business on the Record Date, there were 183,314,409 shares of the Company’s Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Special Meeting or via one of the methods described in the proxy card you received. Whether or not you plan to attend the Special Meeting, we urge you to vote well before the Special Meeting to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on the Record Date, your shares were held, not in your name, but in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account.

How can I attend the Special Meeting?

You are entitled to attend the Special Meeting only if you were a stockholder at the close of business on the Record Date or if you hold a valid proxy to vote at the Special Meeting.

We will be hosting the Special Meeting via the Internet. You will not be able to attend the Special Meeting in person. Any stockholder can listen to and participate in the Special Meeting via the Internet at www.virtualshareholdermeeting.com/HRTX2025SM. Stockholders may submit questions and comments before and during the Special Meeting. After the Special Meeting, we will spend up to fifteen minutes answering any appropriately submitted stockholder questions that are pertinent to the Company and that comply with our rules of conduct. Our rules of conduct will be made available at www.virtualshareholdermeeting.com/HRTX2025SM.

The Special Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Special Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at approximately 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

What do I need in order to be able to participate in the Special Meeting?

In order to be able to vote your shares, view the list of our stockholders of record, or submit questions during the Special Meeting, you will need the 16-digit control number included on your proxy card or included in the email to you if you received the proxy materials by email. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote electrically during the Special Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their broker, bank, or other agent (preferably at least five days before the Special Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote electronically during the Special Meeting. You will not be able to attend the Special Meeting in person. Instructions on how to connect to the Special Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/HRTX2025SM. If you do not have your 16-digit control number, you will be able to access and listen to the Special Meeting but you will not be able to vote your shares or submit questions during the Special Meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting webcast or submitting questions. If you encounter any difficulties accessing the Special Meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

What am I voting on?

There are two Company proposals scheduled for a vote at the Special Meeting:

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Proposal 1: To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s Common Stock in connection with the conversion of convertible senior unsecured promissory notes due 2031 held by several non-affiliated purchasers, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance; and

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Proposal 2: To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s Common Stock in connection with the conversion of the Company’s Series A Convertible Preferred Stock held by several non-affiliated holders, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance.

What are the Board’s recommendations?

The Board recommends that you vote your shares:

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FOR the approval of, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s Common Stock in connection with the conversion of convertible senior unsecured promissory notes due 2031 held by several non-affiliated purchasers, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance; and

•
FOR the approval of, pursuant to Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock in connection with the conversion of the Company’s Series A Convertible Preferred Stock held by several non-affiliated holders, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance.

What if another matter is properly brought before the Special Meeting?

At this time, the Board knows of no other matters that will be presented for consideration at the Special Meeting. However, if any other matter is properly brought before the Special Meeting, it is the intention of the persons named in the proxy card as “proxies” to vote on those matters in accordance with their best judgment and in their discretion.

How can I vote at the Special Meeting?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

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To vote during the Special Meeting, see the instructions on how to vote while participating in the Special Meeting via the Internet at www.virtualshareholdermeeting.com/HRTX2025SM.

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To vote via the Internet, go to www.proxyvote.com, 24 hours per day, 7 days per week. You will need the 16-digit control number included on your proxy card. Proxies submitted through the Internet must be received by 11:59 p.m. Eastern Time on October 12, 2025.

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To vote by telephone, call toll free 1-800-690-6903, 24 hours per day, 7 days per week. You will need the 16-digit control number included on your proxy card. Proxies submitted by telephone must be received by 11:59 p.m. Eastern Time on October 12, 2025.

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To vote using the proxy card, simply complete, sign and date the proxy card included with your proxy materials and return it promptly in the envelope provided. If you return your signed and dated proxy card to us before the Special Meeting with your voting selections, we will vote your shares as you direct. Except for votes cast for shares registered in the name of a broker, bank or other agent (as described below), if you return your signed and dated proxy card to us before the Special Meeting without your voting selections, proxies named in the proxy card will vote your shares in accordance with the Board’s recommendations (as described above).

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with the proxy materials from that institution rather than from us. To ensure that your vote is counted, simply follow the instructions in the materials received from your broker, bank or other agent to vote electronically during the Special Meeting, via the Internet in advance of the Special Meeting or by telephone or, if you received a proxy card by mail, complete, sign and return the proxy card.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

How many votes do I have?

On each matter to be voted on, you have one vote for each share of Common Stock you own as of the close of business on the Record Date for the Special Meeting. Stockholders do not have cumulative voting rights.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to the mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.

Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy and change your vote at any time before the applicable vote deadlines for the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

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you may submit another properly completed proxy with a later date;

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you may vote again by Internet or telephone at a later time;

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you may send a written notice that you are revoking your proxy to our Corporate Secretary at 100 Regency Forest Drive, Suite 300, Cary, NC 27518; or

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you may attend the Special Meeting and vote electronically during the Special Meeting (however, simply attending the Special Meeting will not, by itself, revoke your proxy or change your vote).

Your most current proxy card or Internet proxy is the one that is counted.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What are “broker non-votes”?

If your shares are held by your broker, bank or other agent (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If a beneficial owner of shares held in “street name” does not give instructions to his or her broker, bank or other agent, such nominee has discretionary authority to vote such shares with respect to “routine” matters but does not have discretionary authority to vote such shares with respect to “non-routine” matters. For “non-routine” matters for which a broker, bank or other agent does not have discretionary authority to vote a beneficial owner’s shares, the un-voted shares are generally referred to and counted as “broker non-votes.” The determination of whether a proposal is “routine” or “non-routine” is made pursuant to applicable stock exchange rules.

The approval of the issuance of shares of the Company’s Common Stock upon the conversion of convertible senior unsecured promissory notes due 2031 (“Proposal 1”) and the approval of the issuance of shares of the Company’s Common Stock upon the conversion of the Company’s Series A Convertible Preferred Stock (“Proposal 2”) are considered as “non-routine” matters under applicable rules. We therefore expect broker non-votes to exist in connection with Proposals 1 and 2.

How are votes counted and how many votes are needed to approve each proposal?

Votes will be counted by the Inspector of Elections appointed for the Special Meeting. Once a quorum is present, a majority of the votes cast at the Special Meeting in person or represented by proxy is required to approve each of

Proposal 1 and Proposal 2. Stockholders who participated in the transactions seeking to be approve at this Special Meeting are entitled to vote the shares of Common Stock held by them, except that they may not vote the shares of Common Stock they received in such transactions. There are no appraisal or dissenter’s rights with respect to the matters to be acted upon at the Special Meeting.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the Special Meeting. Broker non-votes will have no effect on Proposals 1 and 2.

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Special Meeting, but will not be considered as a vote cast. Therefore, abstentions will have no effect on Proposals 1 and 2.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares issued and outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date are represented by stockholders present at the Special Meeting or represented by proxy. At the close of business on the Record Date, there were 183,314,409 shares outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced during the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

PROPOSAL 1 - APPROVAL OF SHARE ISSUANCES UNDER CONVERTIBLE SENIOR UNSECURED PROMISSORY NOTES

Background of the Transaction

On August 8, 2025, the Company entered into (i) an amendment (the “Second Amendment”) to that certain Working Capital Facility Agreement, dated August 9, 2023 (as amended, the “Loan Agreement”), with Hercules Capital, Inc., as administrative agent, collateral agent and lender. The Second Amendment amends the Loan Agreement (a) to increase the aggregate principal amount of term loans of up to $150.0 million plus accrued and unpaid paid-in-kind interest on the borrowings under the Loan Agreement prior to the Closing Date (the “existing debt”), with $110.0 million plus accrued and unpaid paid-in-kind interest on the existing debt funded on August 12, 2025 (the “Closing Date” and such transaction, the “Secured Debt Transaction”); (ii) an exchange agreement (the “Exchange Agreement”) with the investors party thereto (collectively, the “Existing Note Holders”), pursuant to which the Company and the Existing Note Holders have exchanged the Company’s $150.0 million aggregate principal amount of senior unsecured convertible promissory notes due 2026 (the “Existing Notes”) that were issued and sold by us to the Existing Note Holders pursuant to that certain note purchase agreement, dated as of May 24, 2021, of which (A) an aggregate principal amount of $25.0 million of the Existing Notes were exchanged for 16,666,666 shares of Common Stock and (B) the remaining aggregate principal amount of $125.0 million of the Existing Notes, together with all accrued and unpaid interest thereon, were repaid in cash by the Company to the Existing Note Holders (the “Convertible Note Exchange”); (iii) a note purchase agreement (the “Note Purchase Agreement”) with Rubric Capital Management LP (“Rubric”), in connection with the issuance and sale of $35.0 million aggregate principal amount of convertible senior unsecured promissory notes due 2031 (the “Notes”) to a fund affiliated with Rubric for an aggregate purchase price of $33.25 million, which shall convert at the option of the holder pursuant to the terms of the Note Purchase Agreement, subject to Stockholder Approval, pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended (the “Convertible Note Issuance”); and (iv) a securities purchase agreement (the “Purchase Agreement”) with the purchasers party thereto, in connection with a private placement of (A) 13,225,227 unregistered shares of Common Stock at a purchase price of $1.50 per share and (B) 524,141 unregistered shares of Series A Convertible Preferred Stock, which shall automatically convert upon stockholder approval (the “Series A Preferred Stockholder Approval”) into 5,241,410 shares of Common Stock, at a conversion price of $1.50 per share (stated value of

$15.00 per share) for an aggregate investment amount of approximately $27.7 million, pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act (the “Private Placement,” and together with the Secured Debt Transaction, the Convertible Note Exchange and the Convertible Note Issuance, the “Refinancing Transactions”).

On August 12, 2025, the Company issued the Notes, which, pursuant to the Note Purchase Agreement, are convertible into Common Stock at a conversion price of $1.80 per share. The Notes will not be convertible into Common Stock until the later of (i) receipt of the requisite votes of the Company’s stockholders required to approve the issuance of the Common Stock to be issued upon conversion of the Notes (the “Convertible Note Stockholder Approval”) and (ii) December 31, 2025. As a result, the New Note Holders’ election to convert the amounts due under the Notes into shares of Common Stock could cause the Company to issue more than 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance.

Stockholder Proposal

The Company is seeking the Convertible Note Stockholder Approval to approve, under Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s Common Stock upon the conversion of the Notes pursuant to the Note Purchase Agreement, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance (the “Notes Stock Issuances”).

Nasdaq Rules

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock and/or securities convertible into or exercisable for common stock equal to 20% or more of the Common Stock outstanding before the issuance at a price less than the “Minimum Price.” Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. The “Minimum Price” is the lower of: (i) the Nasdaq Official Closing Price of the Common Stock; or (ii) the average Nasdaq Official Closing Price of the Common Stock for the five trading days, in either case immediately preceding the signing of a binding agreement.

Given the foregoing, we are seeking the Convertible Note Stockholder Approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue the Notes Stock Issuances. The Board has approved and is seeking the Convertible Note Stockholder Approval of the Notes Stock Issuances, pursuant to the Note Purchase Agreement.

Consequences of Approving or Not Approving the Notes Stock Issuances

If the Convertible Note Stockholder Approval is obtained, the Company will be authorized to issue amounts due under the Notes in shares of the Company’s Common Stock that could exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance. Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our then-outstanding shares of Common Stock. The Notes Stock Issuances may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of the shares of Common Stock issuable pursuant to the terms of the Notes could cause the market price of our Common Stock to decline. The increased number of shares issued could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

If our stockholders do not approve this Proposal, then the Notes will not be convertible into Common Stock, and the Company will be obligated to repay the Notes in cash with interest over time. Such cash repayment will have a material, adverse impact on the Company’s liquidity and cash available to fund the Company’s business operations.

Additional Information

This summary is intended to provide you with basic information concerning the Note Purchase Agreement, the Notes and the possible Notes Stock Issuances. The terms of the Note Purchase Agreement, the Notes and the possible Notes Stock Issuances are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2025 and August 12, 2025 and the documents filed as exhibits to such reports. The discussion herein is qualified in its entirety by reference to such transaction documents filed with the SEC.

Vote Required and Board Recommendation

The approval of Proposal 1 requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal 1, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions and broker non-votes will have no effect on the voting of Proposal 1.

Proposal 1 is not a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may not vote your shares on Proposal 1.

The Board of Directors recommends a vote “FOR” the Notes Stock Issuance, including an amount above 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance.

PROPOSAL 2 - APPROVAL OF SHARE ISSUANCES UNDER SERIES A CONVERTIBLE PREFERRED STOCK

Background of the Transaction

Under the terms of a Securities Purchase Agreement, dated as of August 8, 2025 (the “Purchase Agreement”), the Company issued and sold (i) 13,225,227 unregistered shares of Common Stock at a purchase price of $1.50 per share and (ii) 524,141 unregistered shares of Series A Convertible Preferred Stock, which shall automatically convert upon receipt of the requisite votes of the Company’s stockholders required to approve the issuance of the Common Stock to be issued upon conversion of the Series A Convertible Preferred Stock (the “Series A Preferred Stockholder Approval”) into 5,241,410 shares of Common Stock, at a conversion price of $1.50 per share (stated value of $15.00 per share), subject to appropriate adjustments in the event of a stock split, stock dividend, combination or other recapitalization affecting the Common Stock, for an aggregate investment amount of approximately $27.7 million, pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The Series A Convertible Preferred Stock will not be convertible into Common Stock until receipt of the Series A Preferred Stockholder Approval. Holders of the Series A Convertible Preferred Stock are entitled to dividends on an as-if converted basis in the same form as any dividends actually paid on shares of Common Stock or other securities of the Company. The shares of Series A Convertible Preferred Stock are convertible into shares of Common Stock at the conversion price in effect at the time of conversion, except that, subject to certain limited exceptions, no holder of Series A Convertible Preferred Stock may convert the Series A Convertible Preferred Stock if, after giving effect to the conversion, the holder and all affiliated persons would own beneficially more than 4.99% of Common Stock, subject to adjustment up to 9.99% or 19.99% solely at the holder’s discretion (the “Beneficial Ownership Limitation”); provided that in no event shall the Beneficial Ownership Limitation exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance. A holder may, upon notice to the Company, increase or decrease the Beneficial Ownership Limitation but any such increase will not be effective until the 61st day after such notice is delivered to the Company.

Stockholder Proposal

The Company is seeking the Series A Preferred Stockholder Approval to approve, under Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s Common Stock upon the conversion of the Series A Convertible Preferred Stock held by several non-affiliated holders pursuant to the Purchase Agreement, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance (the “Preferred Stock Issuances”).

Nasdaq Rules

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock and/or securities convertible into or exercisable for common stock equal to 20% or more of the Common Stock outstanding before the issuance at a price less than the “Minimum Price.” Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. The “Minimum Price” is the lower of: (i) the Nasdaq Official Closing Price of the Common Stock; or (ii) the average Nasdaq Official Closing Price of the Common Stock for the five trading days, in either case immediately preceding the signing of a binding agreement.

Given the foregoing, we are seeking the Series A Preferred Stockholder Approval under this Proposal to comply with Nasdaq Listing Rule 5635(d) to issue the Preferred Stock Issuances. The Board has approved and is seeking the Series A Preferred Stockholder Approval of the Preferred Stock Issuances pursuant to the Purchase Agreement.

Consequences of Approving or Not Approving the Share Issuance Proposal

If the Series A Preferred Stockholder Approval is obtained, the Company will be authorized to issue shares of the Company’s Common Stock that could exceed 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance. Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our then-outstanding shares of Common Stock. The Preferred Stock Issuances may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings.

Further, the issuance or resale of the Preferred Stock Shares could cause the market price of our Common Stock to decline. The increased number of shares issued could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

If our stockholders do not approve this Proposal, then the Series A Convertible Preferred Stock will not be convertible into Common Stock, and such Series A Preferred Stock will remain outstanding.

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreement, the Series A Convertible Preferred Stock and the possible Preferred Stock Issuances. The terms of the Purchase Agreement, Series A Preferred Stock and the possible Preferred Stock Issuances are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-K filed with the SEC on August 8, 2025 and August 12, 2025 and the documents filed as exhibits to such reports. The discussion herein is qualified in its entirety by reference to such transaction documents filed with the SEC.

Vote Required and Board Recommendation

The approval of Proposal 2 requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal 2, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions and broker non-votes will have no effect on the voting of Proposal 2.

Proposal 2 is not a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may not vote your shares on Proposal 2.

The Board of Directors recommends a vote “FOR” the Preferred Stock Issuance, including an amount above 19.99% of the number of shares of the Company’s Common Stock issued and outstanding prior to such issuance.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no matter that will be presented for action by our stockholders at the Special Meeting other than those discussed in this Proxy Statement. If any other business should properly come before the Special Meeting, or any adjournment thereof, the proxy holders will vote any shares represented by proxy on such matters according to their best judgment and in their discretion.

HERON THERAPEUTICS, INC. 100 REGENCY FOREST DRIVE, SUITE 300 CARY, NC 27518 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 12, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HRTX2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 12, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V79650-S21991 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HERON THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock in connection with the conversion of convertible senior unsecured promissory notes due 2031 held by several non-affiliated purchasers, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of common stock issued and outstanding prior to such issuance. 2. To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock in connection with the conversion of the Company’s Series A Convertible Preferred Stock held by several non-affiliated holders, which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of common stock issued and outstanding prior to such issuance. 3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V79651-S21991 HERON THERAPEUTICS, INC. Special Meeting of Stockholders October 13, 2025 9:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Craig Collard and Ira Duarte, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HERON THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM Eastern time on October 13, 2025, via the internet at www.virtualshareholdermeeting.com/HRTX2025SM, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side